Scudder wants you to make informed investment decisions. This Fund Profile contains key information about Scudder Growth and Income Fund. More details appear in the Fund's accompanying prospectus. Please read it carefully before you invest. If you have any questions, please call 1-800-225-2470.

64-9-16



Scudder
Growth and
Income Fund


Fund Profile
January 1, 1996

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Scudder Growth and Income Fund
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1.   What Are The Fund's Objectives?

     Scudder Growth and Income Fund seeks long-term growth of capital, current income, and growth of income.

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2.   What Does The Fund Invest In?

     The Fund invests primarily in stocks and securities convertible into stocks of companies which offer the prospect for growth of earnings while paying current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value.

     The Fund generally emphasizes investments in U.S. companies, although it may invest in foreign securities that meet the same criteria as the Fund's domestic holdings.

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3.   What Are The Risks Of Investing In The Fund?

     Movements of the stock market will affect the Fund's share price, which is likely to vary from day to day. The value of your investment may decline as a result of declines in the overall stock market or in the types of securities held in the Fund. In rising markets, the types of stocks emphasized in the Fund may underperform other sectors of the stock market.

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4.   For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking long-term growth of capital combined with the potential for current income and:

     *    plan to hold your investment for several years,

     *    can tolerate fluctuations in share price,

     * have or plan to have other investments for the benefit of diversification, and

     *    understand the risks of stock market investing.

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5.   What Are The Fund's Expenses And Fees?


     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Growth and Income Fund, are:

     Shareholder transaction expenses -- fees          Annual Fund operating expenses --
     charged directly to your account for              fees   paid   by  the   Fund   before   it
     various transactions.                             distributes  its  net  investment  income,
                                                       expressed  as a  percentage  of the Fund's
     Sales Commission                 None             average  daily net assets.  Figures  below
     Commissions to Reinvest                           are for the  fiscal  year  ended  December
          Dividends                   None             31,   1994,   restated  to  reflect   what
     Redemption Fee                   None             expenses  the Fund would have paid for the
     Exchange Fee                     None             fiscal    year   under   the    Investment
                                                       Management   Agreement   dated  August  9,
                                                       1994,  if the agreement had been in effect
                                                       for the entire fiscal year.

                                                       Investment management fee            0.53%
                                                       12b-1 fees                            None
                                                       Other expenses                       0.32%
                                                                                            -----
                                                       Total Fund operating expenses        0.85%
                                                                                            =====


     Example:  Assuming  a 5% annual  return and       One Year                                $9
     redemption  at the end of each period,  the       Three Years                            $27
     total   expenses   relating   to  a  $1,000       Five Years                             $47
     investment would be:                              Ten Years                             $105

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

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6.   How Has The Fund Performed Historically?

     This chart shows how the Fund has performed over the past ten years, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate.

BAR CHART TITLE:            Total Returns for years
                               ended December 31:

CHART DATA:
                   1986       18.27%
                   1987        3.50%
                   1988       12.01%
                   1989       26.36%
                   1990       -2.33%
                   1991       28.16%
                   1992        9.57%
                   1993       15.59%
                   1994        2.60%
                   1995       31.18%

                    The Fund's Average Annual Total Return for the period ended December 31, 1995

                    One Year              Five Years               Ten Years
                    --------              ----------               ---------
                     31.18%                 16.91%                  13.97%


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7.   Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world.

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8.   How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is only $1,000. Thereafter, additional investments may be made for as little as $100. You may also exchange shares free of charge within the Scudder Family of Funds.

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9.   How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

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10.  When Are Distributions Made?

     The Fund typically makes dividend distributions in April, July, October, and December. Capital gain distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.
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11.  What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

     * professional service from representatives who can answer your questions and execute your transactions

     * automated toll-free touchtone access to account information, share prices and yields, and to perform transactions

     *    Scudder's quarterly shareholder newsletter, At the Helm

     *    regular, informative reports about the performance of your Fund